Exhibit 99.1

[GRAPHIC]

                                                SELIGMAN NEW TECHNOLOGIES FUND I
                                                                   Symbol: XSTFX

                                        Fund Fact Sheet as of September 30, 2003

Fund Objective

The Fund seeks long-term capital appreciation by exploring opportunities and investing in companies that will bring us tomorrow's technologies, including private companies typically not available to the general public.

Inception Date: July 27, 1999

Net Asset Value Per Share as of 9/30/03: $4.67

Average Annual Returns*

                                         Without               With
                                      Sales Charge         Sales Charge

1 Year                                   (8.25)%                --
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3 Year                                  (48.96)                 --
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Since Inception                         (28.87)             (29.39)%
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Market Overview

Over the past 12 months, the public markets, and technology stocks in particular, have signaled an improving investment environment. The current state of private investment, however, suggests that the burgeoning equity market has yet to benefit private investment. By numerous measures, the venture industry is still feeling aftershocks from the 2001 tech bubble. In this environment, corporate IT buyers continue to be wary of committing dollars to private vendors. Here lies the conundrum -- without an increase in IT spending, many private tech vendors will not reach profitability and stability, while managers of IT budgets will look to established vendors, unwilling to wager their futures on companies that may not be around in a year. In our opinion, when private vendors once again have real access to public financing, and when more weak competitors are shaken out, only then will we see any significant improvement in the private tech market.

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*     For the periods ended 9/30/03. Past performance is no guarantee of future results. Return figures assume the reinvestment of all dividends and distributions. Since inception returns are calculated without and with the effect of the initial 3% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

The Fund is closed to new investment. The Fund is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please see the offering prospectus. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and may not be so construed.

The Board of Directors of the Fund has approved a proposal to liquidate and dissolve the Fund. A proxy statement with respect to such proposal will be sent to shareholders as soon as is practicable.

Composition of Net Assets

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Public Companies                                       25.7%

Venture Capital                                        69.0%

Short-Term Holdings/Other Assets Less Liabilities       5.3%

Top Public Industries

                                     Percent of Net Assets

Systems Software                              5.0%
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Application Software                          4.0
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IT Services                                   2.8
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Health Care                                   2.7
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Semiconductors and
Semiconductor Equipment                       2.6
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Venture Capital Industries

                                     Percent of Net Assets

Digital Enabling Technologies                 8.6%
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Internet Business-to-Consumer                 5.6
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Wireless                                      3.6
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Enterprise Business Infrastructure            2.5
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Broadband and Fiber Optics                    1.1
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Other                                        47.6
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Top Public Holdings
Represents 10.8% of net assets

Symantec
Systems Software
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Synopsys
Application Software
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Microsoft
Systems Software
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Lexmark International
Computers and Peripherals
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SunGard Data Systems
IT Services
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Laboratory Corporation of America Holdings
Health Care
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Computer Associates International
Systems Software
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Autodesk
Application Software
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Amdocs
Application Software
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Quest Diagnostics
Health Care
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Top Venture Capital Holdings
Represents 60.7% of net assets

GMP Companies
Other
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Gateway Learning
Internet Business-to-Consumer
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LifeMasters Supported SelfCare
Digital Enabling Technologies
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iBiquity Digital
Wireless
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Edison Venture Fund IV
Other
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The Petroleum Place
Enterprise Business Infrastructure
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Walden VC II
Other
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Homegain.com
Internet Business-to-Consumer
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InnoCal II
Other
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Access Data
Digital Enabling Technologies
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      The Fund is actively managed and its holdings are subject to change.

The views and opinions expressed are those of J. & W. Seligman & Co. Incorporated, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, technology stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

EQNTF8 9/03                               Distributed by Seligman Advisors, Inc.